UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2018

MERIDIAN WASTE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

New York	001-13984	13-3832215
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

One Glenlake Parkway NE Suite 900
Atlanta, GA 30328

(Address of principal executive offices, including Zip Code)

(770) 691-6350
(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed in a Current Report on Form 8-K filed on August 28, 2017, on August 24, 2017, Meridian Waste Solutions, Inc. (the “Company”) received a letter (the “Letter”) from the staff of the Nasdaq Capital Market (the “Exchange”) stating that, based on the Company’s financial statements at June 30, 2017, the Company is not in compliance with Listing Rule 5550(b)(1), which requires that a company’s stockholders’ equity be $2.5 million or more for continued listing (the “Stockholders’ Equity Requirement”). As of June 30, 2017, the Company had a stockholders’ deficit of $1,771,762, below the Stockholders’ Equity Requirement. In accordance with the Letter, the Company submitted to the Exchange a plan advising of the actions the Company has taken and will take to again comply with the Stockholders’ Equity Requirement. The Exchange accepted such plan and granted the Company an extension of up to 180 calendar days from the Letter to comply with the Stockholders’ Equity Requirement (the “Extension”).

The Exchange advised the Company via telephone, and subsequently via letter, that the Exchange has determined that the Company still does not meet the Stockholders’ Equity Requirement pursuant to the terms of the Extension.

The Company will appeal the Exchange’s determination to a Hearings Panel (the “Panel”), pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. Such hearing request will stay the suspension of the Company’s securities pending the Panel’s decision, during which time the Company’s stock will continue to be listed on the Nasdaq Capital Market, the Company’s common stock will continue to trade under the symbol “MRDN” and the Company’s warrants issued pursuant to its January 2017 underwritten offering will continue to trade under the symbol “MRDNW”. The Company’s receipt of such notification from the Exchange does not affect the Company’s business, operations or reporting requirements with the U.S. Securities and Exchange Commission.

Item 8.01 Other Events

On February 27, 2018, the Company issued a press release entitled “Meridian Waste Solutions Issues Shareholder Update Letter.”

Safe Harbor Statement under U.S. Private Securities Litigation Reform Act of 1995.

This Current Report on Form 8-K and Exhibit 99.1 hereto contain forward-looking statements that involve substantial risks and uncertainties. You can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “would” or similar words. You should consider these statements carefully because they discuss our plans, targets, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. These statements are subject to certain risks, uncertainties, and assumptions, including, but not limited to, actions taken by the Exchange and the Panel. There will be events in the future, however, that the Company is not able to predict accurately or control. the Company’s actual results may differ materially from the expectations that the Company describes in its forward-looking statements. Factors or events that could cause the Company’s actual results to materially differ may emerge from time to time, and it is not possible for the Company to accurately predict all of them. Any forward-looking statement made by the Company in this Current Report on Form 8-K and Exhibit 99.1 hereto speaks only as of the date on which the Company makes it. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1*	Press Release entitled “Meridian Waste Solutions Issues Shareholder Update Letter” dated February 27, 2018

*filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2018

MERIDIAN WASTE SOLUTIONS, INC.

By:	/s/ Jeffrey S. Cosman
Name: Jeffrey S. Cosman
Title: Chief Executive Officer

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